UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Decentral Life, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55961	46-0495298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6400 S. Fiddlers Green Cir., Suite 1180,
Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(855) 933-3277

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Decentral Life, Inc. is referred to herein as “we”, “us” or “us”.

Item 1.01 Entry into a Material Definitive Agreement

Binding Letter of Intent with Mjlink.com, Inc.

On September 29, 2023, we completed a Binding Letter of Intent (attached hereto as Exhibit 99.1) with MjLink.com, Inc (“MjLink”) to acquire 100% of MjLink via a Share Exchange and a PCAOB audit of MjLink.

ITEM 9.01. EXHIBITS

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	September 29, 2023 Letter of Intent with MjLink.com, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2023

Decentral Life, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer